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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 8, 2001
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                                  Nortek, Inc.
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               (Exact name of registrant as specified in charter)



          Delaware                      1-6112                   05-0314991
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



50 Kennedy Plaza, Providence, Rhode Island                       02903-2360
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 (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (401) 751-1600
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ITEM 5.  OTHER EVENTS

Nortek, Inc. is filing herewith a press release issued June 8, 2001 by the Company as Exhibit 99, which is incorporated herein by reference. Such press release relates to Nortek, Inc.'s announcement of pricing of $250,000,000 Senior Subordinated Notes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99       Press release issued by Nortek, Inc. on June 8, 2001.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                NORTEK, INC.


                                By: /s/Richard J. Harris
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                                    Name: Richard J. Harris
                                    Title: Senior Vice President-Administration
                                           (principal financial officer)



Date: June 8, 2001



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                                  EXHIBIT INDEX



Exhibit No.      Description of Exhibits                                    Page
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99               Press release issued by Nortek, Inc. on June 8, 2001.




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